UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2023

CHURCHILL CAPITAL CORP VII

(Exact name of registrant as specified in its charter)

Delaware	001-40051	85-3420354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Fifth Avenue, 12th Floor
New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 380-7500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	CVII.U	New York Stock Exchange

Shares of Class A common stock	CVII	New York Stock Exchange

Warrants	CVII WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On August 1, 2023, Churchill Capital Corp VII (“CCVII”) and CorpAcq Holdings Limited, a private limited company incorporated under the laws of England and Wales (“CorpAcq”) issued a press release (the “Press Release”) announcing the entry by CCVII into a definitive agreement with respect to a business combination (together with the other transactions contemplated thereby, the “Transactions”) with CorpAcq. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation, dated August 2023, that will be used by CCVII with respect to the Transactions.

Additional Information and Where to Find It

In connection with the Transactions, CorpAcq or CCVII (or an affiliate of CorpAcq) is expected to file a registration statement on Form F-4 or any other applicable form (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), which will include preliminary and definitive proxy statements to be distributed to CCVII’s shareholders in connection with CCVII’s solicitation for proxies for the vote by CCVII’s shareholders in connection with the Transactions and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to CCVII’s shareholders in connection with the completion of the Transactions. After the Registration Statement has been filed and declared effective, CCVII will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the Transactions. This communication does not contain all the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. Before making any voting or other investment decisions, CCVII’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus statement and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with CCVII’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Transactions, as well as other documents filed with the SEC by CCVII in connection with the Transactions, as these documents will contain important information about CorpAcq, CCVII and the Transactions. Shareholders may obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed by CCVII with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Forward-Looking Statements

This Current Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. CCVII and CorpAcq have based these forward looking statements on each of its current expectations and projections about future events. These forward looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of CorpAcq’s and CCVII’s management and are not predictions of actual performance. Nothing in this communication should be regarded as a representation by any person that the forward looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. These forward looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of CCVII and CorpAcq. These forward looking statements are subject to known and unknown risks, uncertainties and assumptions about CCVII and CorpAcq that may cause each of its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward looking statements. Such risks and uncertainties include changes in domestic and foreign business changes in the competitive environment in which CorpAcq operates; CorpAcq's ability to manage its growth prospects, meet its operational and financial targets, and execute its strategy; the impact of any economic disruptions, decreased market demand and other macroeconomic factors, including the effect of the COVID 19 pandemic, to CorpAcq's business, projected results of operations, financial performance or other financial metrics; expectations as to future growth in demand for CorpAcq's products and services; CorpAcq's ability to maintain and develop its IT systems or data storage, including the security of its product offering, or anticipate, manage or adopt technological advances within its industry; CorpAcq's reliance on its senior management team and key employees; risks related to liquidity, capital resources and capital expenditures; failure to comply with applicable laws and regulations or changes in the regulatory environment in which CorpAcq operates; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries that CorpAcq may face; the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Transactions or that the approval of the shareholders of CCVII is not obtained; the risk that shareholders of CCVII could elect to have their shares redeemed by CCVII, thus leaving the combined company insufficient cash to complete the Transactions or grow its business; the outcome of any legal proceedings that may be instituted against CorpAcq or CCVII following announcement of the Transactions; failure to realize the anticipated benefits of the Transactions; risks relating to the uncertainty of the projected financial information with respect to CorpAcq; the effects of competition; changes in applicable laws or regulations; the ability of CorpAcq to manage expenses and recruit and retain key employees; the ability of CCVII or the combined company to issue equity or equity linked securities in connection with the Transactions or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the impact of the global COVID 19 pandemic or any future pandemic on CorpAcq, CCVII, the combined company’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; those factors discussed in CCVII’s Quarterly Reports filed by CCVII with the SEC on Form 10-Q and the Annual Reports filed by CCVII with the SEC on Form 10-K, in each case, under the heading “Risk Factors,” and other documents filed, or to be filed, with the SEC by CCVII. If any of these risks materialize or CorpAcq’s or CCVII’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward looking statements. There may be additional risks that neither CorpAcq nor CCVII presently know or that CorpAcq and CCVII currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward looking statements. In addition, forward looking statements reflect CorpAcq’s and CCVII’s expectations, plans or forecasts of future events and views as of the date of this communication. CorpAcq and CCVII anticipate that subsequent events and developments will cause CorpAcq’s and CCVII’s assessments to change. However, while CorpAcq and CCVII may elect to update these forward looking statements at some point in the future, CorpAcq and CCVII specifically disclaim any obligation to do so. These forward looking statements should not be relied upon as representing CorpAcq and CCVII’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward looking statements. An investment in CorpAcq or CCVII is not an investment in any of CorpAcq’s or CCVII’s founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of CorpAcq or CCVII, which may differ materially from the performance of past investments, companies or affiliated funds.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a proxy statement or solicitation of a proxy, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom.

Participants in the Solicitation

CorpAcq, CCVII, Churchill Sponsor VII LLC and their directors and executive officers may be deemed participants in the solicitation of proxies from CCVII’s shareholders with respect to the Transactions. A list of the names of CCVII’s directors and executive officers and a description of their interests in CCVII is set forth in CCVII’s filings with the SEC (including CCVII’s prospectus related to its initial public offering filed with the SEC on February 16, 2021 and Annual Reports filed by CCVII with the SEC on Form 10-K) and are available free of charge at the SEC’s website located at www.sec.gov, or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the definitive proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Joint Press Release of Churchill Capital Corp VII and CorpAcq Holdings Limited, dated August 1, 2023
99.2	Investor Presentation of CCVII, dated August 2023
104	Cover Page Interactive Data File-Embedded within the inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2023

Churchill Capital Corp VII

By:	/s/ Jay Taragin
	Name:	Jay Taragin
	Title:	Chief Financial Officer